UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
October 7, 2011
APPROACH RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33801 (Commission File Number)	51-0424817 (IRS Employer Identification No.)

One Ridgmar Centre 6500 West Freeway, Suite 800 Fort Worth, Texas (Address of principal executive offices)	76116 (Zip Code)
(817) 989-9000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     Effective October 7, 2011, Approach Resources Inc. (the “Company”) entered into an eleventh amendment (the “Eleventh Amendment”) to its Credit Agreement dated as of January 18, 2008 (as amended, the “Credit Agreement”), by and among the Company and its subsidiary guarantors, the lenders and JPMorgan Chase Bank, N.A., as administrative agent and lender.
     The Eleventh Amendment, among other things, (a) increases the borrowing base to $260 million from $200 million, and (b) adds Wells Fargo Bank, N.A. as a sixth lender to the bank syndicate.
     The foregoing description of the terms of the Eleventh Amendment is qualified in its entirety by the Eleventh Amendment, which is filed as Exhibit 10.1 to this current report and is incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
     The information set forth under Item 1.01 above is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
     On October 11, 2011, Approach Resources Inc. (the “Company”) posted a new presentation titled “Canaccord Genuity 5th Annual Global Energy Conference, October 12-13, 2011” under the “Investor Relations — Presentations” section of the Company’s website, www.approachresources.com.
     For the benefit of all investors, the presentation is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Amendment No. 11 dated as of October 7, 2011, to Credit Agreement dated as of January 18, 2008, among Approach Resources Inc., as Borrower, JPMorgan Chase Bank, N.A., as administrative agent and lender, BNP Paribas, KeyBank National Association, The Frost National Bank, Royal Bank of Canada and Wells Fargo Bank, N.A., as lenders, and Approach Oil & Gas Inc. and Approach Resources I, LP, as guarantors.

99.1	Canaccord Genuity 5th Annual Global Energy Conference, October 12-13, 2011.
     In accordance with General Instruction B.2 of Form 8-K, the information in this current report on Form 8-K, including the attached exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPROACH RESOURCES INC.
Date: October 11, 2011	By:	/s/ J. Curtis Henderson
J. Curtis Henderson
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 11 dated as of October 7, 2011, to Credit Agreement dated as of January 18, 2008, among Approach Resources Inc., as Borrower, JPMorgan Chase Bank, N.A., as administrative agent and lender, BNP Paribas, KeyBank National Association, The Frost National Bank, Royal Bank of Canada and Wells Fargo Bank, N.A., as lenders, and Approach Oil & Gas Inc. and Approach Resources I, LP, as guarantors.

99.1	Canaccord Genuity 5th Annual Global Energy Conference, October 12-13, 2011.

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